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                                                                    Exhibit 10.5

                            SECURED PROMISSORY NOTE B


$2,500,000.00                                                  Phoenix, Arizona
                                                               January 25, 1999

                  FOR VALUE RECEIVED, DIGITAL SOLUTIONS, INC., a New Jersey Corporation, DSI CONTRACT STAFFING, INC., a New York corporation, DSI STAFF CONNXIONS NORTHEAST, INC., a New Jersey corporation, DSI STAFF CONNXIONS-SOUTHWEST, INC., a Texas corporation, DSI STAFF RX, INC., a Texas corporation, THE TEAMSTAFF COMPANIES, INC., a Florida corporation, TEAMSTAFF, INC., a Florida corporation, TEAMSTAFF II, Inc., a Florida corporation, TEAMSTAFF III, Inc., a Florida corporation, TEAMSTAFF IV, Inc., a Florida corporation, TEAMSTAFF V, Inc., a Florida corporation, TEAMSTAFF U.S.A., Inc., a Florida corporation, TEAMSTAFF INSURANCE SERVICES, INC., a Florida corporation, TEAMSTAFF HOLDING COMPANY, INC., a Florida corporation, and EMPLOYER SUPPORT SERVICES, INC., a Florida corporation (collectively, "Borrower"), jointly and severally promise to pay to the order of FINOVA CAPITAL CORPORATION, a Delaware corporation ("FINOVA"), at its offices at 355 South Grand Avenue, Suite 2400, Los Angeles, California 90071, or at such other place or places as FINOVA may from time to time designate in writing, the principal sum of TWO MILLION FIVE HUNDRED THOUSAND Dollars ($2,500,000), plus interest in the manner and upon the terms and conditions set forth below. This Secured Promissory Note B ("Note") is made pursuant to that certain Amended and Restated Loan and Security Agreement of even date herewith between FINOVA and Borrower (the "Loan Agreement"), the provisions of which are incorporated herein by this reference. Capitalized terms herein, unless otherwise noted, shall have the meaning set forth in the Loan Agreement.

1.0      SCHEDULE OF PAYMENTS; RATE AND PAYMENT OF INTEREST; PREPAYMENT.

                  1.1 The principal balance of this Note shall be payable as follows:

                  a. twelve (12) equal successive monthly installments of principal of Forty-One Thousand Six Hundred Sixty-Seven Dollars ($41,667.00) each on the first day of each month, beginning March 1, 1999, and continuing through and including February 1, 2000;

                  b. twelve (12) equal successive monthly installments of principal of Fifty Thousand Dollars ($50,000.00) each on the first day of each month, beginning March 1, 2000, and continuing through and including February 1, 2001;

                  c. ten (10) equal successive monthly installments of principal of Fifty-Eight Thousand Three Hundred Thirty-Three Dollars ($58,333.00) each on the first day of each month, beginning March 1, 2001, and continuing through and including December 1, 2001;

                  d. A final installment equal to the then unpaid principal balance hereof on January 1, 2002.
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                  1.2 Prepayment may be made under this Note in whole or in
part, subject to, in the case of prepayment in whole, the Termination Fee and Success Fee set forth in the Loan Agreement, provided that such prepayment is preceded by not less than five (5) business days prior written notice to FINOVA and accompanied by all accrued but unpaid interest and the full amount of the applicable Termination Fee, if any, and Success Fee. Notwithstanding anything herein to the contrary, in the event the Loan Agreement is terminated by Borrower, by FINOVA or by any other person at any time in accordance with its terms, or the Revolving Credit Loans facility is otherwise terminated for any reason, then the entire unpaid principal balance of this Note, together with all accrued and unpaid interest hereon and the full amount of the applicable Termination Fee and Success Fee, shall become immediately due and payable in full on the effective date of such termination, without presentment, notice or demand of any kind.

                  1.3 Interest shall be computed on the basis of a 360-day year for the actual number of days elapsed, and shall be at the rate of three (3%) percentage points above the Prime Rate (as hereinafter defined), computed on the basis of a 360-day year; provided, however, upon the occurrence and during the continuance of an Event of Default, interest shall accrue on the outstanding principal balance of this Note at a default rate (the "Default Rate") of five (5%) percentage points above the Prime Rate, and shall be payable on demand. "Prime Rate" means, for any day, the rate of interest per annum (over a year of 360 days) announced by Citibank, N.A. (the "Bank"), from time to time, as its "base rate" (or any successor thereto) in effect on such day. The Prime Rate is not necessarily the lowest rate charged by the Bank. As of the date of this Note, the Prime Rate is seven and three-quarters percent (7.75%) per annum. The applicable rate of interest assessed hereunder will be increased or decreased from time to time hereafter in an amount equal to any increase or decrease hereafter made by the Bank in the Prime Rate. A change in the Prime Rate shall be effective on the first day following such change. Accrued interest shall be payable monthly in arrears on the first day of each month, commencing March 1, 1999, and upon the final payment in full of the principal balance hereof.

2.0      EVENTS OF DEFAULTS; REMEDIES.

                  2.1 Upon the occurrence of any Event of Default under and as defined in the Loan Agreement, in addition to FINOVA's right to charge interest on the Obligations at the Default Rate: (a) at the option of FINOVA, the entire unpaid amount of this Note and all of the other Obligations, including without limitation the Termination Fee, shall become immediately due and payable without demand, notice or legal process of any kind; (b) FINOVA may, at its option, without demand, notice or legal process of any kind, exercise any and all rights and remedies granted to it by the Loan Agreement or by any other agreement now or hereafter existing between FINOVA and Borrower or between FINOVA and any guarantor of part or all of Borrower's liabilities to FINOVA; and (c) FINOVA may at its option exercise from time to time any other rights and remedies available to it under the Uniform Commercial Code or other law of the State of Arizona.

                  2.2 The remedies of FINOVA as provided herein and in the Loan Agreement shall be cumulative and concurrent, and may be pursued singularly, successively, or together, at the sole discretion of FINOVA. No act of omission or commission of FINOVA, including specifically any failure to exercise any right, remedy or recourse, shall be deemed to be a waiver




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or release of the same, such waiver or release to be effected only through a written document executed by FINOVA and then only to the extent specifically recited therein. A waiver or release with reference to any one event shall not be construed as continuing, as a bar to, or as a waiver or release of, any subsequent right, remedy or recourse as to a subsequent event.

3.0      GENERAL PROVISIONS.

                  3.1 Borrower warrants and represents to FINOVA that Borrower has used and will continue to use the loans and advances represented by this Note solely for proper business purposes, and consistent with all applicable laws and statutes.

                  3.2 This Note is secured by the Collateral described in the Loan Agreement.

                  3.3 Borrower waives presentment, demand and protest, notice of protest, notice of presentment and all other notices and demands in connection with the enforcement of FINOVA's rights hereunder, except as specifically provided and called for by this Note, and hereby consents to, and waives notice of, the release, addition, or substitution, with or without consideration, of any collateral or of any person liable for payment of this Note. Any failure of FINOVA to exercise any right available hereunder or otherwise shall not be construed as a waiver of the right to exercise the same or as a waiver of any other right at any other time.

                  3.4 If this Note is not paid when due or upon the occurrence of an Event of Default, Borrower further promises to pay all costs of collection, foreclosure fees, reasonable attorneys fees and expert witness fees incurred by FINOVA, whether or not suit is filed hereon, and the fees, costs and expenses as provided in the Loan Agreement.

                  3.5 The contracted for rate of interest of the loan contemplated hereby, without limitation, shall consist of the following: (i) the interest rate set forth on the Schedule, calculated and applied to the principal balance of this Note in accordance with the provisions of this Note: (ii) interest after an Event of Default, calculated and applied to the amounts due under this Note in accordance with the provisions hereof; and (iii) all Additional Sums (as herein defined), if any. Borrower agrees to pay an effective contracted for rate of interest which is the sum of the above-referenced elements. All examination fees, attorneys fees, expert witness fees, letter of credit fees, collateral monitoring fees, closing fees, facility fees, Termination Fees, Minimum Interest Charges, other charges, goods, things in action or any other sums or things of value paid or payable by Borrower (collectively, the "Additional Sums"), whether pursuant to this Note, the Loan Agreement or any other documents or instruments in any way pertaining to this lending transaction, or otherwise with respect to this lending transaction, that under any applicable law may be deemed to be interest with respect to this lending transaction, for the purpose of any applicable law that may limit the maximum amount of interest to be charged with respect to this lending transaction, shall be payable by Borrower as, and shall be deemed to be, additional interest and for such purposes only, the agreed upon and "contracted for rate of interest" of this lending transaction shall be deemed to be increased by the rate of interest resulting from the inclusion of the Additional Sums.


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                  3.6 It is the intent of the parties to comply with the usury law of the State of Arizona (the "Applicable Usury Law"). Accordingly, it is agreed that notwithstanding any provisions to the contrary in this Note, or in any of the documents securing payment hereof or otherwise relating hereto, in no event shall this Note or such documents require the payment or permit the collection of interest in excess of the maximum Interest Rate, then in any such event (1) the provisions of the paragraph shall govern and control, (2) neither Borrower nor any other person or entity now or hereafter liable for the payment hereof shall be obligated to pay the amount of such interest to the extent that it is in excess of the Maximum Interest Rate, (3) any such excess which may have been collected shall be either applied as a credit against the then unpaid principal amount hereof or refunded to Borrower, at FINOVA's option, and (4) the effective rate of interest shall be automatically reduced to the Maximum Interest Rate. It is further agreed, without limiting the generality of the foregoing, that to the extent permitted by the Applicable Usury Law; (x) all calculations of interest which are made for the purpose of determining whether such rate would exceed the Maximum Interest Rate shall be made by amortizing, prorating, allocating and spreading during the period of the full stated term of the loan evidenced hereby, all interest at any time contracted for, charged or received from Borrower or otherwise in connection with such loan; and (y) in the event that the effective rate of interest on the loan should at any time exceed the Maximum Interest Rate, such excess interest that would otherwise have been collected had there been no ceiling imposed by the Applicable Usury Law shall be paid to FINOVA from time to time, if and when the effective interest rate on the loan otherwise fall below the Maximum Interest Rate, until the entire amount of interest which would otherwise have been collected had there been no ceiling imposed by the Applicable Usury Law has been paid in full. Borrower further agrees that should the Maximum Interest Rate be increased at any time hereafter because of a change in the Applicable Usury Law, then to the extent not prohibited by the Applicable Usury Law, such increases shall apply to all indebtedness evidenced hereby regardless of when incurred; but, again to the extent not prohibited by the Applicable Usury Law, should the maximum Interest Rate be decreased because of a change in the Applicable Usury Law, such decreases shall not apply to the indebtedness evidenced hereby regardless of when incurred.

                  3.7 FINOVA may at any time transfer this Note and FINOVA's rights in any or all collateral securing this Note, and FINOVA thereafter shall be relieved from all liability with respect to such collateral arising after the date of such transfer.

                  3.8 This Note shall be binding upon Borrower and its legal representatives, successors and assigns. Wherever possible, each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of the Note shall be prohibited by or invalid under such law, such provision shall be severable, and be ineffective to the extent of such prohibition or invalidity, without invalidating the remaining provision of this Note.

                  THIS NOTE HAS BEEN DELIVERED FOR ACCEPTANCE BY FINOVA IN PHOENIX, ARIZONA AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICTS OF LAW PROVISIONS) OF THE STATE OF ARIZONA, AS THE SAME MAY FROM TIME TO TIME BE IN EFFECT, INCLUDING, WITHOUT LIMITATION, THE UNIFORM



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
COMMERCIAL CODE AS ADOPTED IN ARIZONA. BORROWER HEREBY (i) IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED IN MARICOPA COUNTY, ARIZONA OVER ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY MATTER ARISING FROM OR RELATED TO THIS NOTE; (ii) WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON BORROWER, AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS BE MADE BY MESSENGER, CERTIFIED MAIL OR REGISTERED MAIL DIRECTED TO BORROWER AT THE ADDRESS SET FORTH BELOW AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED UPON THE EARLIER OF ACTUAL RECEIPT OR THREE (3) DAYS AFTER THE SAME SHALL HAVE BEEN POSTED TO BORROWER'S ADDRESS; (iii) IRREVOCABLY WAIVES, TO THE FULLEST EXTENT BORROWER MAY EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF ANY SUCH ACTION OR PROCEEDING; (iv) AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN ANY OTHER JURISDICTION BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW; (v) AGREES NOT TO INSTITUTE ANY LEGAL ACTION OR PROCEEDING AGAINST FINOVA OR ANY OF FINOVA'S DIRECTORS, OFFICERS, EMPLOYEES, AGENTS OR PROPERTY, CONCERNING ANY MATTER ARISING OUT OF OR RELATING TO THIS NOTE IN ANY COURT OTHER THAN ONE LOCATED IN MARICOPA COUNTY, ARIZONA; AND (vi) IRREVOCABLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION ARISING UNDER OR IN CONNECTION WITH THIS NOTE. NOTHING IN THIS PARAGRAPH SHALL AFFECT OR IMPAIR FINOVA'S RIGHT TO SERVE LEGAL PROCESS IN ANY MANNER PERMITTED BY LAW OR FINOVA'S RIGHT TO BRING ANY ACTION OR PROCEEDING AGAINST BORROWER OR BORROWER'S PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION.




                      [This Space Intentionally Left Blank]


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DIGITAL SOLUTIONS, INC., a New Jersey corporation
Fed. Tax ID #: 22-1899798


By:   ______________________________
      Name:
      Title:
Address:     300 Atrium Drive, Somerset, New Jersey 08773


DSI CONTRACT STAFFING, INC., a New York corporation
Fed. Tax ID #: 13-2878077


By:   ______________________________
      Name:
      Title:
Address:     245 Fifth Avenue, Suite 1003, New York, New York 10016


DSI STAFF CONNXIONS NORTHEAST, INC., a New Jersey corporation
Fed. Tax ID #: 22-3405060


By:   ______________________________
      Name:
      Title:
Address:     300 Atrium Drive, Somerset, New Jersey 08773


DSI STAFF Rx, INC., a Texas corporation
Fed. Tax ID #: 76-0451040


By:   ______________________________
      Name:
      Title:
Address:     2 Northpoint Drive, Suite 110, Houston, Texas 77060


DSI STAFF CONNXIONS-SOUTHWEST, INC., a Texas corporation
Fed. Tax ID #: 76-0422152


By:   ______________________________
      Name:
      Title:
Address:     2 Northpoint Drive, Suite 110, Houston, Texas 77060


                           [SECURED PROMISSORY NOTE B]
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THE TEAMSTAFF COMPANIES, INC., a Florida corporation
Fed. Tax ID #: 59-2988438


By:   ______________________________
      Name:
      Title:
Address: 1211 N. Westshore Blvd., Suite 806, Tampa, FL 33607

TEAMSTAFF, INC., a Florida corporation
Fed. Tax ID #: 59-3067619


By:   ______________________________
      Name:
      Title:
Address: 1211 N. Westshore Blvd., Suite 806, Tampa, FL 33607

TEAMSTAFF II, INC., a Florida corporation
Fed. Tax ID #: 59-3277121


By:   ______________________________
      Name:
      Title:
Address: 1211 N. Westshore Blvd., Suite 806, Tampa, FL 33607


TEAMSTAFF III, INC., a Florida corporation
Fed. Tax ID #: 59-3277124


By:   ______________________________
      Name:
      Title:
Address: 1211 N. Westshore Blvd., Suite 806, Tampa, FL 33607


TEAMSTAFF IV, INC., a Florida corporation
Fed. Tax ID #: 59-3277126


By:   ______________________________
      Name:
      Title:
Address: 1211 N. Westshore Blvd., Suite 806, Tampa, FL 33607



                           [SECURED PROMISSORY NOTE B]

TEAMSTAFF V, INC., a Florida corporation
Fed. Tax ID #: 59-3277127


By:   ______________________________
      Name:
      Title:
Address: 1211 N. Westshore Blvd., Suite 806, Tampa, FL 33607


TEAMSTAFF U.S.A., INC., a Florida corporation
Fed. Tax ID #: 59-2988440


By:   ______________________________
      Name:
      Title:
Address: 1211 N. Westshore Blvd., Suite 806, Tampa, FL 33607


TEAMSTAFF INSURANCE SERVICES, INC., a Florida corporation
Fed. Tax ID #: 59-2988436


By:   ______________________________
      Name:
      Title:
Address: 1211 N. Westshore Blvd., Suite 806, Tampa, FL 33607


TEAMSTAFF HOLDING COMPANY, INC., a Florida corporation
Fed. Tax ID #: 59-3236075


By:   ______________________________
      Name:
      Title:
Address: 1211 N. Westshore Blvd., Suite 806, Tampa, FL 33607

EMPLOYER SUPPORT SERVICES, INC., a Florida corporation
Fed. Tax ID #: 59-2988443


By:   ______________________________
      Name:
      Title:
Address: 1211 N. Westshore Blvd., Suite 806, Tampa, FL 33607



                           [SECURED PROMISSORY NOTE B]